UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2024
Federal Home Loan Bank of Dallas
____________________________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation		000-51405	71-6013989
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600
Irving,	Texas		75063-2547
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(214)	441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
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Title of each class	Trading Symbol(s)	Name of each exchange on which registered

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Emerging growth company ☐
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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On December 7, 2023, the Board of Directors (“Board”) of the Federal Home Loan Bank of Dallas (“Bank”), acting upon a recommendation from its Compensation and Human Resources Committee (“Committee”), approved the Bank’s 2024 Executive Incentive Plan (the “Proposed 2024 EIP”), subject to the review of the Federal Housing Finance Agency (“FHFA”). In response to comments received from the FHFA, the Bank made certain revisions to the Proposed 2024 EIP (inclusive of the revisions, the “2024 EIP”), subject again to review by the FHFA. On March 8, 2024, the FHFA informed the Bank that it did not object to the 2024 EIP. The 2024 EIP is retroactively effective as of January 1, 2024.
The 2024 EIP provides cash-based award opportunities to officers of the Bank who are voting members of the Bank’s Executive Management Committee (“EMC”). Among other executive officers, Sanjay Bhasin, Tom Lewis, Kalyan Madhavan, Jibo Pan and Brehan Chapman (the named executive officers identified in the Bank’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 10-K")) serve as voting members of the Bank’s EMC. The Bank’s 2022 10-K was filed with the Securities and Exchange Commission (“SEC”) on March 22, 2023.
As further described below, the 2024 EIP provides for an annual award ("Annual Award") which is based on the achievement of performance goals for the period from January 1, 2024 through December 31, 2024 (the "2024 Performance Goals") and, for 50 percent of that award, the satisfaction of performance goals for the period from January 1, 2025 through December 31, 2027 (the "Deferred Performance Goals").
The 2024 Performance Goals that will be used to calculate the Annual Award were established by the Board and fall into the following broad categories (with category weights in parentheses): (a) business activity objectives and financial execution (35 percent); (b) community investments (30 percent); (c) continuous improvement projects (25 percent); (d) environmental, social and governance (“ESG”) initiatives (6 percent) and (e) learning initiatives (4 percent). Each 2024 Performance Goal has been assigned a specific percentage weight. For 2024 Performance Goals comprising 96 percent of the executives’ 2024 Annual Award opportunity, each goal has been assigned a "threshold," "target" and "stretch" objective. For 2024 Performance Goals comprising 2 percent of the executives’ 2024 Annual Award opportunity, each goal has been assigned only a “stretch” objective and for one 2024 Performance Goal comprising 2 percent of the executives’ 2024 Annual Award opportunity, the goal has been assigned only "target" and “stretch” objectives.
For Mr. Bhasin (President and Chief Executive Officer), the incentive factor for each 2024 Performance Goal can be 0 percent (if the threshold objective is not met or, in those cases where there is not a threshold objective, the target objective is not met or, in those cases where there is not a threshold or target objective, the stretch objective is not met), 50 percent (if results are equal to the threshold objective for those 2024 Performance Goals that have a threshold objective), 75 percent (if results are equal to the target objective for those 2024 Performance Goals that have a target objective) or 100 percent (if results are equal to or greater than the stretch objective). For Mr. Lewis (Executive Vice President and Chief Financial Officer) and Ms. Chapman (Executive Vice President and Chief ESG and Administrative Officer), the incentive factor for each 2024 Performance Goal can be 0 percent (if the threshold objective is not met or, in those cases where there is not a threshold objective, the target objective is not met or, in those cases where there is not a threshold or target objective, the stretch objective is not), 35 percent (if results are equal to the threshold objective for those 2024 Performance Goals that have a threshold objective), 55 percent (if results are equal to the target objective for those 2024 Performance Goals that have a target objective) or 75 percent (if results are equal to or greater than the stretch objective). For Mr. Madhavan (Executive Vice President and Chief Business Officer) and Mr. Pan (Executive Vice President and Head of Capital Markets), the incentive factor for each 2024 Performance Goal can be 0 percent (if the threshold objective is not met or, in those cases where there is not a threshold objective, the target objective is not met or, in those cases where there is not a threshold or target objective, the stretch objective is not met), 40 percent (if results are equal to the threshold objective for those 2024 Performance Goals that have a threshold objective), 65 percent (if results are equal to the target objective for those 2024 Performance Goals that have a target objective) or 85 percent (if results are equal to or greater than the stretch objective).
Achievement levels between threshold and target and between target and stretch for each 2024 Performance Goal that has those achievement levels will be interpolated in a manner as determined by the Committee. The results for each 2024 Performance Goal will be multiplied by the assigned percentage weight to determine its contribution to the overall 2024 EIP goal achievement percentage. For example, if the target objective is achieved for a goal with a percentage weight of 10.0 percent, then the contribution of that goal to Mr. Bhasin’s overall goal achievement percentage would be 7.5 percent (10.0 percent x 75 percent). For Mr. Lewis and Ms. Chapman, the contribution of that same goal to their overall goal achievement percentage would be 5.5 percent (10.0 percent x 55 percent). For Messrs. Madhavan and Pan, the contribution of that same goal to their overall goal achievement percentage would be 6.5 percent (10.0 percent x 65 percent). The percentages derived from this calculation for each 2024 Performance Goal will be added together to derive each executive’s overall goal achievement percentage for the 2024 EIP, which percentage will then be multiplied by the executive’s salary to determine his or her final Annual Award.

For Mr. Bhasin, the potential Annual Award under the 2024 EIP (before interest on the deferred portion, as described below) can be 48.0 percent of salary (if the threshold objective is achieved for each of the Bank’s 2024 Performance Goals that has a threshold objective), 73.5 percent of salary (if the target objective is achieved for each of the Bank’s 2024 Performance Goals that has a target objective) or 100 percent of salary (if the stretch objective is achieved for each of the Bank’s 2024 Performance Goals). For Mr. Lewis and Ms. Chapman, the potential Annual Award under the 2024 EIP (before interest on the deferred portion) can be 33.6 percent of salary (if the threshold objective is achieved for each of the Bank’s 2024 Performance Goals that has a threshold objective), 53.9 percent of salary (if the target objective is achieved for each of the Bank’s 2024 Performance Goals that has a target objective) or 75 percent of salary (if the stretch objective is achieved for each of the Bank’s 2024 Performance Goals). For Messrs. Madhavan and Pan, the potential Annual Award under the 2024 EIP (before interest on the deferred portion) can be 38.4 percent of salary (if the threshold objective is achieved for each of the Bank’s 2024 Performance Goals that has a threshold objective), 63.7 percent of salary (if the target objective is achieved for each of the Bank’s 2024 Performance Goals that has a target objective) or 85 percent of salary (if the stretch objective is achieved for each of the Bank’s 2024 Performance Goals).
For purposes of the Annual Award, salary means the executive’s annual base salary for 2024. Given the number of variables involved in the calculation of the Annual Awards, the ultimate payouts (other than the maximum payouts) could vary significantly. For instance, the Annual Awards could be less than 48.0 percent of salary for Mr. Bhasin, 33.6 percent of salary for Mr. Lewis and Ms. Chapman, and 38.4 percent of salary for Messrs. Madhavan and Pan if the Bank fails to achieve (i) the threshold objective for one or more of its 2024 Performance Goals, (ii) the target objective for its 2024 Performance Goal that has only target and stretch objectives, and (iii) the stretch objective for the two 2024 Performance Goals that have only a stretch objective, but it achieves the threshold objective for each of its other 2024 Performance Goals.
Fifty percent of an executive’s final Annual Award under the 2024 EIP (the "Current Award") will become earned and vested on December 31, 2024 if: (1) the 2024 Performance Goals have been met; (2) the executive receives a performance rating for 2024 of at least "Solid Performance"; and (3) the executive is actively employed on December 31, 2024. An executive’s Current Award under the 2024 EIP is payable no later than March 15, 2025. The remaining 50 percent of an executive’s final Annual Award under the 2024 EIP (the "Deferred Award") will become earned and vested on December 31, 2027 if: (1) the Deferred Performance Goals set forth in the next sentence are satisfied during the three-year deferral performance period which runs from January 1, 2025 through December 31, 2027 (the "Deferral Performance Period"); (2) the executive receives a performance rating for 2027 of at least "Solid Performance"; and (3) the executive is actively employed on December 31, 2027. The Deferred Performance Goals that must be satisfied are: (i) the Bank must maintain a minimum regulatory capital-to-assets ratio of at least 4 percent throughout the Deferral Performance Period and (ii) the Bank must pay quarterly dividends throughout the Deferral Performance Period at annualized rates that are at least equal to the average overnight SOFR rate for the preceding quarter. An executive’s Deferred Award under the 2024 EIP is payable no later than March 15, 2028 with interest at 7.6 percent compounded annually over the Deferral Performance Period.
If an executive officer's employment is terminated for any reason other than death, disability, retirement, a reduction in force or by the officer for good reason, as further described in the 2024 EIP, his or her unvested 2024 EIP awards will be forfeited.
If an executive officer’s employment is terminated in 2024 due to death or disability, then his or her Current Award will be treated as earned and vested based on the portion of 2024 during which the executive was employed based on the assumption that the Bank would have achieved the 2024 Performance Goals at the target achievement level (or, for those goals for which there is not a target achievement level, the stretch achievement level). If an executive officer’s employment is terminated during the Deferral Performance Period due to death or disability, then his or her Deferred Award will be treated as fully earned and vested based on the assumption that the Bank would have achieved the Deferred Performance Goals. Payment of awards in connection with a death or disability would be made in a single lump sum within 75 days of the executive’s termination date.
If an executive’s employment is terminated in 2024 due to a retirement, then the Current Award will be treated as earned and vested based on the portion of 2024 during which the executive was employed and the extent to which the 2024 Performance Goals are ultimately satisfied. If an executive officer’s employment is terminated during the Deferral Performance Period due to a retirement, then his or her Deferred Award will be treated as fully earned and vested upon completion of the three-year performance period. For purposes of the 2024 EIP, retirement is defined as an executive's planned and voluntary termination of employment on or after he or she has attained age 55 with at least 10 years of service to the Bank. Payment of awards in connection with a retirement would be made according to the normal scheduled dates.
If an executive’s employment is terminated in 2024 due to a reduction in force or by the executive for good reason, then the Current Award will be treated as earned and vested based on the portion of 2024 during which the executive was employed and the extent to which the 2024 Performance Goals are ultimately satisfied. If an executive officer’s employment is terminated during the Deferral Performance Period due to a reduction in force or by the executive for good reason, then his or her Deferred Award will be treated as fully earned and vested upon completion of the three-year performance period. Payment of awards in connection with a reduction in force or termination by the executive for good reason would be made according to the normal scheduled dates and would be contingent upon the executive executing the severance agreement offered by the Bank.

If, in 2024, the Bank is involved in a merger, consolidation, reorganization or sale of all or substantially all of its assets, or is liquidated or dissolved (collectively, a "Reorganization"), subject to certain exceptions for which the Director of the FHFA has determined should not be a basis for accelerated vesting, then the Current Award will be treated as earned and vested on a pro rata basis through the date of the Reorganization based on the assumption that the Bank would have achieved the 2024 Performance Goals at the target achievement level (or, for those goals for which there is not a target achievement level, the stretch achievement level). If the Bank is involved in a Reorganization during the Deferral Performance Period, then the Deferred Award will be treated as fully earned and vested effective as of the Reorganization date based on the assumption that the Bank would have achieved the Deferred Performance Goals. Payment of awards in connection with a Reorganization would be made in a single lump sum on the date on which the Reorganization occurs.
The Board may adjust the 2024 Performance Goals to ensure the purposes of the 2024 EIP are served. In addition, the Board, in its discretion, may consider extraordinary occurrences when assessing performance results and determining award payments. Extraordinary occurrences mean those events that, in the opinion and at the discretion of the Board, are outside the significant influence of the executive or the Bank and are likely to have a significant unanticipated effect, whether positive or negative, on the Bank’s operating and/or financial results. Any changes, adjustments or modifications to the 2024 EIP that would affect the 2024 Performance Goals or increase the payment to an executive above the amount that would otherwise be awarded based upon the 2024 Performance Goals would require FHFA’s prior review and non-objection.
Any awards not yet paid may be reduced or eliminated if any actual losses or other measures or aspects of performance are realized which would have caused a reduction in the amount of the awards. Further, if during the most recent examination of the Bank by the FHFA, the FHFA identified an unsafe or unsound practice or condition that is material to the financial operation of the Bank within the executive’s area(s) of responsibility and such unsafe or unsound practice or condition is not subsequently resolved in favor of the Bank, then all of an executive’s vested and unvested awards under the 2024 EIP will be forfeited. Any future payments for a vested award will cease and the Bank will have no further obligation to make such payments.
By resolution, the Board may reduce or eliminate an award that is otherwise earned under the 2024 EIP but not yet paid if the Board finds that a serious, material safety and soundness problem or a serious, material risk management deficiency exists at the Bank, or if: (i) operational errors or omissions result in material revisions to the Bank’s financial results, the information submitted to the FHFA, or the data used to determine incentive payouts; (ii) the submission of material information to the SEC, the Federal Home Loan Banks Office of Finance, and/or the FHFA is significantly past due; or (iii) the Bank fails to make sufficient progress, as determined by the Board, in the timely remediation of significant examination, monitoring and other supervisory findings.
The Board may amend the 2024 EIP at any time in its sole discretion. However, the Board may not amend the 2024 EIP to reduce an executive’s award as determined on the day immediately preceding the effective date of the amendment or to otherwise retroactively impair or adversely affect the rights of an executive.
In addition, the Board may terminate the 2024 EIP at any time in its sole discretion. Absent an amendment to the contrary, incentives that were earned and vested prior to the termination will be paid at the times and in the manner provided for by the 2024 EIP at the time of the termination.
Each of the Bank's named executive officers also participates in the 2021 Executive Incentive Plan ("2021 EIP"), which provides cash-based award opportunities for these officers (as well as the Bank’s other executive officers) based on the achievement of safety and soundness goals for the period from January 1, 2022 through December 31, 2024 (the "2021 Deferred Awards"). For a description of the 2021 Deferred Awards that can be earned under the 2021 EIP, please refer to the Bank's Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 23, 2022. Notwithstanding anything to the contrary contained in the 2024 EIP or the 2021 EIP, the combination of an executive’s 2024 Current Award and his or her 2021 Deferred Award (inclusive of interest at 6 percent compounded annually over the period from January 1, 2022 through December 31, 2024) cannot exceed 100 percent of the executive’s annual base salary for 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	March 14, 2024	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer